Exhibit 99.2

THE PMI GROUP, INC AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On October 22, 2008, pursuant to a Share Sale Agreement (the “Sale Agreement”) entered into by and among PMI Mortgage Insurance Co. (“MIC”), a wholly-owned subsidiary of The PMI Group, Inc. (the “Company”), QBE Holdings (AAP) Pty Limited and QBE Insurance Group (“QBE”), MIC sold all of the issued and outstanding shares of PMI Mortgage Insurance Australia (Holdings) Pty Limited (“PMI Australia”), to QBE. The following unaudited pro forma consolidated financial statements of The PMI Group, Inc. give effect to this transaction.

The following unaudited pro forma condensed consolidated balance sheet gives effect to the sale of PMI Australia as if it had occurred on June 30, 2008, and the adjustments give effect to events that are directly attributable to the transaction regardless of whether they have a continuing impact or are nonrecurring. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2007, 2006, and 2005 and the six months ended June 30, 2008 give effect to the transaction as if it had occurred on January 1, 2005. The unaudited pro forma condensed consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated financial information is not intended to represent what the Company’s financial position was or results of operations would have been if the disposition had occurred on those dates or to project the Company’s financial position as of any future date or results of operations for any future period. The pro forma financial statements include no assumptions regarding the use of proceeds, which are presented as additional cash and cash equivalents on the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated balance sheet and statements of operations filed with this report are presented for illustrative purposes only.

The historical financial information of The PMI Group, Inc., set forth below, has been derived from the historical audited and unaudited consolidated financial statements of The PMI Group, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The unaudited pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-K for the year ended December 31, 2007 and the unaudited financial statements filed in the Company’s Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	June 30, 2008
	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands, except per share data)
Investments
Fixed income securities	$3,846,333	$(1,360,776	)(b)	$2,485,557
Equity securities:
Common	12,484	(566	)(b)	11,918
Preferred	263,556	—		263,556
Short-term investments	2,277	—		2,277

Total investments	4,124,650	(1,361,342)		2,763,308
Cash and cash equivalents	508,319	601,737	(a)(b)	1,110,056
Investments in unconsolidated subsidiaries	151,226	—		151,226
Accrued investment income	60,178	(21,331	)(b)	38,847
Premiums receivable	61,899	—		61,899
Reinsurance recoverables	314,615	—		314,615
Deferred policy acquisition costs	69,969	(39,898	)(b)	30,071
Other assets	430,301	(40,315	)(b)	389,986

Total assets	$5,721,157	$(861,149)		$4,860,008

LIABILITIES
Reserve for losses and loss adjustment expenses	$2,289,374	$(86,678	)(b)	$2,202,696
Unearned premiums	631,483	(480,406	)(b)	151,077
Debt (includes $308,101 measured at fair value at June 30, 2008)	604,694	—		604,694
Other liabilities	187,021	15,814	(b)	202,835

Total liabilities	3,712,572	(551,270)		3,161,302

Commitments and contingencies
SHAREHOLDERS’ EQUITY
Preferred stock—$0.01 par value; 5,000,000 shares authorized; none issued or outstanding	—	—		—
Common stock—$0.01 par value; 250,000,000 shares authorized; 119,313,767 shares issued; 81,245,237 shares outstanding	1,193	—		1,193
Additional paid-in capital	899,354	—		899,354
Treasury stock, at cost (38,068,530 shares)	(1,352,108)	—		(1,352,108)
Retained earnings	2,168,597	(63,233	)(b)(c)	2,105,364
Accumulated other comprehensive income, net of deferred taxes	291,549	(246,646	)(b)	44,903

Total shareholders’ equity	2,008,585	(309,879)		1,698,706

Total liabilities and shareholders’ equity	$5,721,157	$(861,149)		$4,860,008

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Six Months Ended June 30, 2008
	As Reported	Pro Forma Adjustments (d)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$522,043	$(96,074)	$425,969
Net investment income	119,366	(44,721)	74,645
Net realized investment losses	(56,682)	(7,962)	(64,644)
Change in fair value of certain debt instruments	45,665	—	45,665
Other income	16,104	691	16,795

Total revenues	$646,496	$(148,066)	$498,430

LOSSES AND EXPENSES
Losses and loss adjustment expenses	1,184,798	(42,963)	1,141,835
Amortization of deferred policy acquisition costs	21,927	(8,753)	13,174
Other underwriting and operating expenses	123,367	(18,517)	104,850
Interest expense	18,198	77	18,275

Total losses and expenses	$1,348,290	$(70,156)	$1,278,134

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(701,794)	(77,910)	(779,704)
Equity in losses from unconsolidated subsidiaries	(54,933)	—	(54,933)

Loss before income taxes	(756,727)	(77,910)	(834,637)
Income tax benefit	(236,477)	(23,432)	(259,909)

NET LOSS	$(520,250)	$(54,478)	$(574,728)

PER SHARE DATA
Basic net loss	$(6.41)	$(0.67)	$(7.08)
Diluted net loss	$(6.41)	$(0.67)	$(7.08)
Weighted average shares outstanding
Basic	81,214	—	81,214
Diluted	81,214	—	81,214

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2007
	As Reported	Pro Forma Adjustments(d)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$995,172	$(167,106)	$828,066
Net investment income	214,002	(72,501)	141,501
Net realized investment losses	(24,784)	(189)	(24,973)
Other income (loss)	774	(950)	(176)

Total revenues	$1,185,164	$(240,746)	$944,418

LOSSES AND EXPENSES
Losses and loss adjustment expenses	1,203,004	(77,500)	1,125,504
Amortization of deferred policy acquisition costs	104,885	(15,496)	89,389
Other underwriting and operating expenses	229,793	(33,130)	196,663
Interest expense	33,398	(6)	33,392

Total losses and expenses	$1,571,080	$(126,132)	$1,444,948

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(385,916)	(114,614)	(500,530)
Equity in losses from unconsolidated subsidiaries	(741,500)	—	(741,500)

Loss before income taxes	(1,127,416)	(114,614)	(1,242,030)
Income tax benefit	(212,090)	(34,609)	(246,699)

NET LOSS	$(915,326)	$(80,005)	$(995,331)

PER SHARE DATA
Basic net loss	$(10.81)	$(0.95)	$(11.76)
Diluted net loss	$(10.81)	$(0.95)	$(11.76)
Weighted average shares outstanding
Basic	84,645	—	84,645
Diluted	84,645	—	84,645

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2006
	As Reported	Pro Forma Adjustments (d)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$860,530	$(145,393)	$715,137
Net investment income	195,301	(54,741)	140,560
Net realized investment gains	2,756	(2,438)	318
Other income	20,141	559	20,700

Total revenues	$1,078,728	$(202,013)	$876,715

LOSSES AND EXPENSES
Losses and loss adjustment expenses	302,936	(36,310)	266,626
Amortization of deferred policy acquisition costs	68,358	(14,926)	53,432
Other underwriting and operating expenses	236,973	(29,819)	207,154
Interest expense	38,055	(125)	37,930

Total losses and expenses	$646,322	$(81,180)	$565,142

Income before equity in earnings from unconsolidated subsidiaries and income taxes	432,406	(120,833)	311,573
Equity in earnings from unconsolidated subsidiaries	127,309	—	127,309

Income before income taxes	559,715	(120,833)	438,882
Income tax expense	140,064	(36,294)	103,770

NET INCOME	$419,651	$(84,539)	$335,112

PER SHARE DATA
Basic net income	$4.85	$(0.98)	$3.88
Diluted net income	$4.57	$(0.91)	$3.66
Weighted average shares outstanding
Basic	86,478	—	86,478
Diluted	92,866	—	92,866

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2005
	As Reported	Pro Forma Adjustments (d)	Pro Forma
	(In thousands, except per share data)
REVENUES
Premiums earned	$817,602	$(123,781)	$693,821
Net investment income	179,463	(46,879)	132,584
Net realized investment gains	2,050	(186)	1,864
Other income	20,783	30	20,813

Total revenues	$1,019,898	$(170,816)	$849,082

LOSSES AND EXPENSES
Losses and loss adjustment expenses	257,779	(2,496)	255,283
Amortization of deferred policy acquisition costs	74,387	(12,848)	61,539
Other underwriting and operating expenses	213,649	(30,134)	183,515
Interest expense	31,137	(8)	31,129

Total losses and expenses	$576,952	$(45,486)	$531,466

Income before equity in earnings from unconsolidated subsidiaries and income taxes	442,946	(125,330)	317,616
Equity in earnings from unconsolidated subsidiaries	97,885	—	97,885

Income before income taxes	540,831	(125,330)	415,501
Income tax expense	131,662	(36,854)	94,808

NET INCOME	$409,169	$(88,476)	$320,693

PER SHARE DATA
Basic net income	$4.46	$(0.96)	$3.50
Diluted net income	$4.10	$(0.87)	$3.16
Weighted average shares outstanding
Basic	91,738	—	91,738
Diluted	101,620	—	101,620

THE PMI GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO PROFORMA ADJUSTMENTS

(a)	The adjustments to record the net cash received in U.S. dollars upon the sale of PMI Australia, as follows:

Gross proceeds	$920,492
Contingent consideration	(184,098)

Cash purchase price	736,394
Adjustments to cash purchase price
Interest between execution and sale closing	8,832
Portfolio value adjustment	798
Reinsurance premium	(46,486)
Investment bankers, legal, accounting and other transaction costs, including management incentives	(21,530)

Net cash received	$678,008

(b)	To remove the assets, liabilities and equity of PMI Australia included in the consolidated balance sheet if the sale of PMI Australia had occurred as of June 30, 2008.

(c)	Adjustment to record the estimated loss on the sale of PMI Australia if it had occurred as of June 30, 2008, as follows:

Net cash received	$678,008
Net assets sold	947,267

Loss on sale	(269,259)
Realized gain on foreign currency translation and other accumulated comprehensive income	223,959
Other expenses	(2,440)

Net loss on sale before taxes	(47,740)
Income taxes	(15,493)

Net loss on sale	$(62,233)

(d)	To remove revenue and expenses of PMI Australia for the years ended December 31, 2007, 2006 and 2005 and the six months ended June 30, 2008.